UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 15, 2026

Date of Report (date of earliest event reported)

BOREALIS FOODS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40778	98-1638988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1540 Cornwall Rd., Suite 104
Oakville, ON L6J 7W5

(Address of principal executive offices and zip code)

(905) 278-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	BRLS	Nasdaq Capital Market
Warrants	BRLSW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

Borealis Foods Inc. (the “Company”) has established June 29, 2026 as the date of the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The Company did not hold an annual meeting of shareholders during the fiscal year ended December 31, 2025.

The Annual Meeting will be held in a virtual-only format at 12:30 p.m. (Eastern Time) on June 29, 2026. Shareholders of record as of the close of business on May 26, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Instructions for accessing the virtual meeting will be included in the Company's proxy materials.

Shareholder Proposals and Director Nominations

Because the Company did not hold an annual meeting of shareholders during the fiscal year ended December 31, 2025, the Company is providing this notice pursuant to Item 5.08 of Form 8-K to inform shareholders of the deadlines for submitting shareholder proposals and director nominations in connection with the Annual Meeting.

Proposals for Inclusion in Proxy Materials (Rule 14a-8). Shareholders who wish to submit proposals for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must deliver such proposals to the Company's principal executive offices no later than May 25, 2026. The Company has determined this to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must comply with the requirements of Rule 14a-8.

Director Nominations and Other Business (Advance Notice By-laws). Shareholders who wish to nominate directors or bring other business before the Annual Meeting outside of the Rule 14a-8 process must comply with the advance notice provisions set forth in the Company’s by-laws. Because the date of the Annual Meeting was not previously disclosed, shareholder nominations and proposals submitted pursuant to the Company's advance notice by-law provisions must be received by the Company no later than the close of business on May 25, 2026, which is the tenth (10th) day following the date on which public announcement of the date of the Annual Meeting is first made.

Any shareholder proposal or director nomination must comply with the applicable requirements of the Company's by-laws and the Exchange Act. The Company’s by-laws are available on the Securities and Exchange Commission's website at www.sec.gov and on the Company's investor relations website. Shareholders may also obtain a copy by writing to:

Borealis Foods Inc.

1540 Cornwall Rd., Suite 104

Oakville, ON L6J 7W5

Attention: Pouneh V. Rahimi, Chief Legal Officer

All shareholder proposals, director nominations and related correspondence should be directed to the address above.

Item 9.01 Financial Statements and Exhibits

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of May 2026.

BOREALIS FOODS INC.

	By:	/s/ Pouneh Rahimi
Date: May 15, 2026		Pouneh V. Rahimi
Chief Legal Officer

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